UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	0-7201	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Florida 32114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 27, 2011, Brown & Brown, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Meeting").

Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

     A total of 142,557,243 shares were outstanding and entitled to vote as of February 18, 2011 (the record date for the Company).   Of this amount 131,469,819 shares, representing approximately 92.22% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

     At the Meeting, shareholders elected J. Hyatt Brown, Samuel P. Bell, III, Hugh M. Brown, J. Powell Brown, Bradley Currey, Jr.,  Theodore J. Hoepner, Toni Jennings, Timothy R.M. Main, John R. Riedman, Chilton D. Varner and Wendell Reilly to serve as directors until the next annual meeting of shareholders and until his/her successor is elected and qualified.

The table below sets out the number of votes cast for and against each director:

Directors	Votes For	Votes Withheld
J. Hyatt Brown	117,466,186	1,352,084
Samuel P. Bell II	113,739,043	5,079,227
Hugh M. Brown	115,456,230	3,362,040
J. Powell Brown	117,779,426	1,038,844
Bradley Currey, Jr.	114,770,945	4,047,325
Theodore J. Hoepner	113,738,038	5,080,232
Toni Jennings	114,377,147	4,441,123
Timothy R.M. Main	115,456,189	3,362,081
Wendell S. Reilly	115,460,800	3,357,470
John R. Riedman	109,889,438	8,928,832
Chilton D. Varner	114,603,614	4,214,656

    The shareholders also ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2011. Of the shares voted, 130,710,150 voted in favor, 729,193 voted against and 30,476 abstained.

    In addition, the shareholders approved, on an advisory basis, the compensation of the Named Executive Officers.  Of the shares voted, 111,186,095 voted in favor, 2,234,573 voted against and 5,397,598 abstained.  There were also 12,651,553 broker non-votes.

     The shareholders also approved, on an advisory basis, one year as the interval at which an advisory vote on the compensation of the Named Executive Officers should be conducted.  Of the shares voted, 95,270,180 voted in favor of one year, 524,434 voted in favor of two years, 17,398,772 voted in favor of three years, and 5,624,759 abstained.  There were also 12,651,674 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            BROWN & BROWN, INC.

                                                            (Registrant)

                                                            By:       /S/ LAUREL L. GRAMMIG

                                                                        Laurel L. Grammig

                                                                          Vice President and Secretary

Date: April 29, 2011